UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 17, 2016

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Willow Road

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 17, 2016, the Pacific Biosciences of California, Inc. (the “Company”) entered into a letter agreement with each of Michael Hunkapiller, the Company’s Chairman, Chief Executive Officer and President, and Susan K. Barnes, the Company’s Executive Vice President, Chief Financial Officer and Principal Accounting Officer, to confirm that each such executive has received since January 1, 2013, and will receive through December 31, 2016, a base salary of $1 per year (the “Reduced Salary”). The letter agreements also confirmed that each of Dr. Hunkapiller and Ms. Barnes waived his or her performance-based bonus opportunity for the annual performance periods beginning 2012 through 2016.

While the Reduced Salary remains in effect for the applicable executive, the Reduced Salary will be used to determine any accrued vacation payable to the executive in the event of termination of his or her employment, and (i) with respect to Dr. Hunkapiller, any salary severance that he may become entitled to receive under his employment agreement or change in control severance agreement with the Company, each dated January 5, 2012, or (ii) with respect to Ms. Barnes, any salary severance that she may become entitled to receive under her change in control severance agreement with the Company dated September 9, 2010 (these severance payments together, the “Termination Payments”). Pursuant to the letter agreements, the Company and each executive also may agree to a reduced base salary and the waiver of performance-based bonus opportunities for periods after 2016. In such event, any Termination Payments that the executive may become entitled to receive while any reduced base salary remains in effect will be determined based on such reduced base salary amount.

The foregoing summary of the letter agreements does not purport to be complete and is qualified in its entirety by reference to the letter agreements filed herewith as exhibits to this Current Report on Form 8-K.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its Annual Meeting of stockholders (the “Annual Meeting”) on May 17, 2016.  The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1: Election of three Class III Directors

Name of Director	For	Withheld	Broker Non-Votes
William Ericson	44,494,242	4,064,088	23,791,116
David Botstein, Ph.D.	47,367,364	1,190,966	23,791,116
Kathy Ordoñez	44,406,220	4,152,110	23,791,116

Each of the nominees was elected to serve as a Class III Director.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
72,177,954	134,958	36,534	

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1	Letter Agreement between the Company and Michael Hunkapiller, dated May 17, 2016.
10.2	Letter Agreement between the Company and Susan K. Barnes, dated May 17, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/s/ Susan K. Barnes

Susan K. Barnes Executive Vice President, Chief Financial Officer and Principal Accounting Officer

Date: May 19, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement between the Company and Michael Hunkapiller, dated May 17, 2016.
10.2	Letter Agreement between the Company and Susan K. Barnes, dated May 17, 2016.